EXHIBIT 99.1

Release: January 27, 2021

CP announces a proposed five-for-one share split and a new share repurchase program

Calgary - Canadian Pacific Railway Limited (TSX: CP) (NYSE: CP) today announced its Board of Directors will seek shareholder and regulatory approval for the implementation of a five-for-one share split of CP's issued and outstanding common shares. The share split is subject to the approval of shareholders at the Annual and Special Meeting of Shareholders scheduled to be held on April 21, 2021 and to the requirements of the Toronto Stock Exchange ("TSX") and New York Stock Exchange ("NYSE").

“CP’s share price has increased in value by 150 percent in the past five years,” said Keith Creel, CP President and Chief Executive Officer. “We believe that the share split will encourage greater liquidity for CP’s common shares and provide opportunities for ownership by a wider group of investors than is currently available.”

If approved by shareholders and stock exchanges and implemented by the Board of Directors, shareholders will be entitled to four additional common shares for each common share held at a date to be approved by the Board of Directors following shareholder approval.

The April 26, 2021 dividend payment announced on January 26, 2021 will not be affected by the proposed five-for-one share split. If the share split receives shareholder and regulatory approval and is implemented by the Board of Directors, all subsequent dividends approved by CP’s Board of Directors are expected to reflect the five-for-one share split.

CP also today announced that the TSX has accepted its notice to implement a normal course issuer bid ("NCIB") to purchase, for cancellation, up to 3,331,921 common shares or approximately 2.5 percent of CP's common shares issued and outstanding as at January 15, 2021. The NCIB is scheduled to commence on January 29, 2021 and is due to terminate on January 28, 2022.

“CP’s ability to generate strong free cash flow and the pipeline of opportunities in front of us give us the confidence to launch this new share buyback program," said Creel. "We remain committed to returning cash to shareholders in a disciplined, opportunistic manner."

Purchases of CP common shares under the NCIB may be made through the facilities of the TSX, the NYSE and alternative trading systems by means of open market transactions or by such other means as may be permitted by the TSX and under applicable securities laws, including private agreements or share repurchase programs pursuant to issuer bid exemption orders issued by applicable securities regulatory authorities. The price CP will pay for any common shares will be the market price at the time of purchase or such other price as may be permitted by the TSX. Any purchase made under an exemption order issued by a securities regulatory authority will generally be at a discount to the prevailing market price.

In connection with the NCIB, CP will enter into an automatic purchase plan ("Plan") with its designated broker to allow for purchases of its common shares during internal quarterly blackout periods. Such purchases would be at the discretion of the broker based on parameters established by CP prior to any blackout period. Outside of these periods, common shares will be purchased in accordance with management's discretion, subject to applicable law. The Plan has been reviewed by the TSX and may be terminated by CP or its broker in accordance with its terms, or will terminate on the expiry of the NCIB.

As of January 15, 2021, CP had 133,276,879 common shares issued and outstanding. CP will not acquire through the facilities of the TSX more than 73,788 common shares during a trading day, being 25 percent of the average daily trading volume of CP common shares on the TSX for the six calendar months prior to the date of approval of the bid by the TSX and, in addition, will not acquire per day on the NYSE more than 25 percent of the average daily trading volume for the four calendar weeks preceding the date of purchase, subject to, in both cases, certain exceptions for block purchases.

The actual number of common shares that will be repurchased under the NCIB, and the timing of any such purchases, will be determined by CP, subject to the limits imposed by the TSX. There cannot be any assurances as to how many common shares, if any, will ultimately be acquired by CP. If the share split receives shareholder and regulatory approval and is implemented by the Board of Directors, adjustments will be made to the number of shares that CP may purchase under the NCIB to reflect the five-for-one share split.

CP believes that the purchase of its shares from time to time is an appropriate and advantageous use of its funds.

Under CP’s previous NCIB that commenced on December 20, 2019 and expired on December 19, 2020, CP obtained approval from the TSX to purchase up to 4,800,862 of its common shares for cancellation. CP purchased 4,271,485 of its common shares through open market transactions on the TSX, the NYSE, and alternative trading systems at a weighted average price of $369.06.

In total, CP has repurchased approximately 45.3 million of its common shares since 2014.

Note on forward-looking information

This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "will", "anticipate", "believe", "expect", "plan", "should" or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited to, the timing of the Annual and Special Meeting of Shareholders, the anticipated impact of a five-for-one share split on CP’s common shares, future dividend payments, potential future purchases of CP common shares under the normal course issuer bid, our operations, priorities and plans, the impacts of COVID-19 on CP's business, our growth prospects and anticipated cash flow generation and potential increase to liquidity.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19); and capital investments by third parties. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward -looking information, including, but not limited to, the following factors: risks associated with the ability of CP to obtain the required shareholder and regulatory approvals to complete the share split; changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; trade restrictions or other changes to international trade arrangements; climate change; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific

Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

Contacts:

Media

Alert_MediaRelations@cpr.ca

Investment Community

Chris De Bruyn

Tel: 403-319-3591

investor@cpr.ca

Page 4